Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT

TO 18 UNITED STATES C. §1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of Novavax, Inc. (the “Company”) on Form 10-K for the fiscal period ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stanley C. Erck, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1)        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the dates and periods covered by this Report.

Date: February 27, 2017	By:	/s/ Stanley C. Erck
President and Chief Executive Officer